Portfolio of Investments

September 30, 2025 (unaudited)

Baillie Gifford International Concentrated Growth Equities Fund

	Shares	Value
COMMON STOCKS — 97.7%

BRAZIL — 14.6%
MercadoLibre, Inc. *	5,752	$13,442,079
NU Holdings Ltd., Class A *	165,830	2,654,938
		16,097,017
CANADA — 3.3%
Shopify, Inc., Class A *	24,135	3,586,702

CHINA — 12.3%
BYD Co., Ltd., Class H	196,000	2,770,397
Meituan, Class B *	214,430	2,864,521
PDD Holdings, Inc. ADR *	23,405	3,093,439
Tencent Holdings Ltd.	56,300	4,797,300
		13,525,657
DENMARK — 0.6%
Novo Nordisk A/S, B Shares	12,599	701,533

FRANCE — 7.5%
Hermes International	1,551	3,813,971
Kering	7,175	2,404,323
L'Oreal SA	4,714	2,048,172
		8,266,466
GERMANY — 1.2%
BioNTech SE ADR *	13,151	1,296,952

ITALY — 4.1%
Ferrari NV	9,380	4,546,682

JAPAN — 0.9%
M3, Inc.	63,500	1,027,958

NETHERLANDS — 10.1%
Adyen NV *	3,933	6,328,507
ASML Holding NV	4,905	4,783,293
		11,111,800
SINGAPORE — 6.2%
Sea Ltd. ADR *	38,068	6,803,894

SOUTH KOREA — 5.6%
Coupang, Inc. *	127,298	4,098,995
Delivery Hero SE *	73,315	2,105,193
		6,204,188
SWEDEN — 2.6%
Atlas Copco AB, B Shares	121,681	1,830,990
Kinnevik AB, B Shares *	111,377	991,877
		2,822,867
TAIWAN — 8.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	224,000	9,730,073

UNITED KINGDOM — 3.7%
Ocado Group PLC *	383,815	1,165,993
Wise PLC, Class A *	203,885	2,842,221
		4,008,214

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2025.

Portfolio of Investments

September 30, 2025 (unaudited)

Baillie Gifford International Concentrated Growth Equities Fund

	Shares	Value
UNITED STATES — 16.2%
Moderna, Inc. *	28,120	$726,339
NVIDIA Corp.	25,089	4,681,106
Spotify Technology SA *	17,761	12,397,178
		17,804,623
TOTAL INVESTMENTS — 97.7%
(cost $74,712,158)		$107,534,626
Other assets less liabilities — 2.3%		2,539,478
NET ASSETS — 100.0%		$110,074,104

*	Non-income producing security.
ADR	—	American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access.

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2025 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$52,781,622	$54,753,004	$—	$107,534,626
Total	$52,781,622	$54,753,004	$—	$107,534,626

**	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2025.